UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported):	July 14, 2008

ISCO INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-22302 (Commission File Number)	36-3688459 (I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS (Address of Principal Executive Offices)	60007 (Zip Code)

847-391-9400 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of ISCO International, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on July 16, 2008 (the “Original Filing”). This Amendment is filed to include Exhibit 99.1, the press release issued by the Company July 16, 2008, which was inadvertently not included in the Original Filing.  Additionally, a typographical error has been corrected in the first paragraph of Item 5.02.  In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 5.02, as amended, is set forth in this Amendment.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On July 3, 2008 ISCO International, Inc. (the “Company”) entered into an offer letter and compensatory arrangement with Mr. John G. Christie whereby Mr. Christie became Vice President of Sales of the Company effective as of July 14, 2008.

The Company issued a press release dated July 16, 2008 announcing the hiring of Mr. Christie.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Mr. Christie’s offer letter has no set term, and his employment is at will.  Mr. Christie’s offer letter provides for an annual base salary of $150,000.  In addition, Mr. Christie is eligible to receive a performance-based annual bonus of $75,000 if certain quarterly revenue recognition milestones are reached, with an additional performance-based bonus of $10,000 if certain product-mix objectives are reached in the third and fourth fiscal quarters of 2008.  It has been recommended to the Board of Directors that Mr. Christie receive 250,000 restricted shares of the Company’s common stock, to fully vest in two years, with six month partial vesting increments.  After four months of employment, Mr. Christie will be entitled to three months of severance if he is terminated for any reason other than good cause, contingent upon his execution of a release and non-disparagement agreement.  Mr. Christie will be entitled to receive his base salary during such severance period, and any bonus earned as well as vested equity awards as of his termination date.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are furnished as part of this report.

99.1	Press release issued by the Company July 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.
Date: July 17, 2008	By: /s/ Gary Berger Gary Berger Chief Financial Officer

Exhibit Index

99.1	Press release issued by the Company July 16, 2008